EXHIBIT 4 UNDER FORM N-1A
                          EXHIBIT 3(C) UNDER ITEM 601/REG. S-K


WORLD INVESTMENT SERIES, INC.
                               WORLD UTILITY FUND
                                (CLASS A SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland





THIS IS TO CERTIFY THAT                        is the owner of




                                             CUSIP 981487 10 1


Fully Paid and Non-Assessable Shares of Common Stock of WORLD UTILITY FUND (CLASS A SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.
     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.
Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




WORLD INVESTMENT SERIES, INC.
                               WORLD UTILITY FUND
                                (CLASS B SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland





THIS IS TO CERTIFY THAT                        is the owner of




                                             CUSIP 981487 30 9


Fully Paid and Non-Assessable Shares of Common Stock of WORLD UTILITY FUND (CLASS B SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




WORLD INVESTMENT SERIES, INC.
                               WORLD UTILITY FUND
                                (CLASS C SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland





THIS IS TO CERTIFY THAT                        is the owner of




                                             CUSIP 981487 40 8


Fully Paid and Non-Assessable Shares of Common Stock of WORLD UTILITY FUND (CLASS C SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.
B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




WORLD INVESTMENT SERIES, INC.
                               WORLD UTILITY FUND
                               (FORTRESS SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland





THIS IS TO CERTIFY THAT                        is the owner of



                                             CUSIP 981487 20 0


Fully Paid and Non-Assessable Shares of Common Stock of WORLD UTILITY FUND (FORTRESS SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE
Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




WORLD INVESTMENT SERIES, INC.
                       FEDERATED ASIA PACIFIC GROWTH FUND
                                (CLASS A SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland


THIS IS TO CERTIFY THAT                        is the owner of




                                     CUSIP (to be applied for)


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED ASIA PACIFIC GROWTH FUND (CLASS A SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland


/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




WORLD INVESTMENT SERIES, INC.
                       FEDERATED ASIA PACIFIC GROWTH FUND
                                (CLASS B SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland





THIS IS TO CERTIFY THAT                        is the owner of




                                     CUSIP (to be applied for)


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED ASIA PACIFIC GROWTH FUND (CLASS B SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.
Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




WORLD INVESTMENT SERIES, INC.
                       FEDERATED ASIA PACIFIC GROWTH FUND
                                (CLASS C SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland





THIS IS TO CERTIFY THAT                        is the owner of




                                     CUSIP (to be applied for)


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED ASIA PACIFIC GROWTH FUND (CLASS C SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent. IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.


WORLD INVESTMENT SERIES, INC.
                        FEDERATED EMERGING MARKETS FUND
                                (CLASS A SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland





THIS IS TO CERTIFY THAT                        is the owner of




                                     CUSIP (to be applied for)


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED EMERGING MARKETS FUND (CLASS A SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.
     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.
Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




WORLD INVESTMENT SERIES, INC.
                        FEDERATED EMERGING MARKETS FUND
                                (CLASS B SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland





THIS IS TO CERTIFY THAT                        is the owner of




                                     CUSIP (to be applied for)


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED EMERGING MARKETS FUND (CLASS B SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




WORLD INVESTMENT SERIES, INC.
                        FEDERATED EMERGING MARKETS FUND
                                (CLASS C SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland





THIS IS TO CERTIFY THAT                        is the owner of




                                     CUSIP (to be applied for)


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED EMERGING MARKETS FUND (CLASS C SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.
B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




WORLD INVESTMENT SERIES, INC.
                         FEDERATED EUROPEAN GROWTH FUND
                                (CLASS A SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland





THIS IS TO CERTIFY THAT                        is the owner of



                                     CUSIP (to be applied for)


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED EUROPEAN GROWTH FUND (CLASS A SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE
Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




WORLD INVESTMENT SERIES, INC.
                         FEDERATED EUROPEAN GROWTH FUND
                                (CLASS B SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland


THIS IS TO CERTIFY THAT                        is the owner of




                                     CUSIP (to be applied for)


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED EUROPEAN GROWTH FUND (CLASS B SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland


/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




WORLD INVESTMENT SERIES, INC.
                         FEDERATED EUROPEAN GROWTH FUND
                                (CLASS C SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland





THIS IS TO CERTIFY THAT                        is the owner of




                                     CUSIP (to be applied for)


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED EUROPEAN GROWTH FUND (CLASS C SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.
Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




WORLD INVESTMENT SERIES, INC.
                   FEDERATED INTERNATIONAL SMALL COMPANY FUND
                                (CLASS A SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland





THIS IS TO CERTIFY THAT                        is the owner of




                                     CUSIP (to be applied for)


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED INTERNATIONAL SMALL COMPANY FUND (CLASS A SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent. IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.


WORLD INVESTMENT SERIES, INC.
                   FEDERATED INTERNATIONAL SMALL COMPANY FUND
                                (CLASS B SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland





THIS IS TO CERTIFY THAT                        is the owner of




                                     CUSIP (to be applied for)


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED INTERNATIONAL SMALL COMPANY FUND (CLASS B SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.
     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.
Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




WORLD INVESTMENT SERIES, INC.
                   FEDERATED INTERNATIONAL SMALL COMPANY FUND
                                (CLASS C SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland





THIS IS TO CERTIFY THAT                        is the owner of




                                     CUSIP (to be applied for)


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED INTERNATIONAL SMALL COMPANY FUND (CLASS C SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




WORLD INVESTMENT SERIES, INC.
                      FEDERATED LATIN AMERICAN GROWTH FUND
                                (CLASS A SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland





THIS IS TO CERTIFY THAT                        is the owner of




                                     CUSIP (to be applied for)


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED LATIN AMERICAN GROWTH FUND (CLASS A SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.
B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




WORLD INVESTMENT SERIES, INC.
                      FEDERATED LATIN AMERICAN GROWTH FUND
                                (CLASS B SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland





THIS IS TO CERTIFY THAT                        is the owner of



                                     CUSIP (to be applied for)


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED LATIN AMERICAN GROWTH FUND (CLASS B SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland



/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE
Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.




WORLD INVESTMENT SERIES, INC.
                      FEDERATED LATIN AMERICAN GROWTH FUND
                                (CLASS C SHARES)

Number                                                  Shares
 Account No.   Alpha Code  Incorporated UnderSee Reverse Side For
                           the Laws of the Certain Definitions
                           State of Maryland


THIS IS TO CERTIFY THAT                        is the owner of




                                     CUSIP (to be applied for)


Fully Paid and Non-Assessable Shares of Common Stock of FEDERATED LATIN AMERICAN GROWTH FUND (CLASS C SHARES) Portfolio of WORLD INVESTMENT SERIES, INC. hereafter called the "Company," transferable on the books of the Company by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     The shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and By-Laws of the Company, and all amendments thereto, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:            WORLD INVESTMENT SERIES, INC.
                                 Corporate Seal
(1994)
                                    Maryland


/s/David M. Taylor                         /s/ John F. Donahue
   Treasurer                                          Chairman


                                Countersigned:  Federated Services
                                Company
                                (Pittsburgh)      Transfer Agent
                                By:
                                Authorized Signature


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations;
TEN COM -                           as tenants in common    UNIF GIFT MIN ACT-
 ...Custodian...
TEN ENT -                                  as tenants by the entireties
        (Cust)                             (Minors)
JT  TEN -                           as joint tenants with right of    under
Uniform Gifts to Minors
        survivorship and not as tenants Act.............................
        in common                   (State)

     Additional abbreviations may also be used though not in the above list.

     For value received           hereby sell, assign, and transfer unto
                       ----------

The Company will furnish to any stockholder, on request and without charge, a full statement of designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue.

Please insert social security or other
identifying number of assignee


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)


-----------------------------------------------------------------------------

                                                                       shares
----------------------------------------------------------------------

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ------------------------------------------
                                                                    Attorney
-------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     ----------------------
                              NOTICE:
                                     ------------------------------
                              The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

              DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by an (color) one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Maryland corporate seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears